GREEN CENTURY FUNDS

Green Century Balanced Fund Individual Investor Class: GCBLX

Green Century Balanced Fund Institutional Class: GCBUX

Green Century Equity Fund Individual Investor Class: GCEQX

Green Century Equity Fund Institutional Class: GCEUX

Green Century MSCI International Index Fund Individual Investor Class: GCINX

Green Century MSCI International Index Fund Institutional Class: GCIFX

Supplement dated February 15, 2025 to the Prospectus and Statement of Additional

Information (“SAI”) Dated November 28, 2024

Effective December 6, 2024, the following replaces the corresponding information under the heading “Management of the Green Century Funds”

The Green Century Funds; Distributor: Distribution Services LLC, an affiliate of ACA Group, serves as the Distributor of the shares of the funds.

Effective December 6, 2024, the information under the Trustees and Officers; Code of Ethics Section heading on page 46 of the SAI with the following information:

The Funds, the Adviser and each of the Fund’s subadvisers (as defined below), and Distribution Services LLC, an affiliate of ACA Group the Funds’ distributor, have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act.

Effective December 6, 2024, the information under the Administrator, Subadministrator, Fund Accountant, Transfer Agent and Custodian, and Expenses; Distributor Section heading on page 65 of the SAI with the following information:

Distribution Services LLC, an affiliate of ACA Group (“the Distributor”) acts as the agent of the Trust in connection with the offering of the Individual Investor Class and the Institutional Class shares of the Balanced Fund, the Equity Fund, and the International Index Fund pursuant to a Distribution Agreement.

Please retain this supplement for future reference.